--------------------------------------------------------------------------------
EMERGING MARKET FIXED INCOME
--------------------------------------------------------------------------------

Alliance Emerging
Market Debt Fund

Semi-Annual Report
February 28, 2002

                               [GRAPHIC OMITTED]

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

Alliance Fund Distributors, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
April 15, 2002

Dear Shareholder:

This report provides performance, investment strategy and outlook for Alliance Emerging Market Debt Fund (the "Fund") for the semi-annual reporting period ended February 28, 2002. (The name of the Fund changed from Alliance Global Dollar Government Fund to Alliance Emerging Market Debt Fund on March 1, 2002.)

Investment Objectives and Policies

This open-end fund is designed to provide investors with a high level of current income and, secondarily, capital appreciation. To achieve its objectives, the Fund invests primarily in a non-diversified portfolio of sovereign debt obligations and in U.S. and non-U.S. corporate fixed-income securities. The majority of the Fund's assets are invested in securities with low credit ratings.

Investment Results

The following table shows how the Fund performed over the past six- and 12-month periods ended February 28, 2002. For comparison, we have included the returns for the unmanaged J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+), which provides a broad measure of the performance of a basket of emerging market debt securities.

INVESTMENT RESULTS*
Periods Ended February 28, 2002

                                                             6 Months  12 Months
--------------------------------------------------------------------------------
Alliance Emerging Market Debt Fund
   Class A                                                    11.65%     11.36%
--------------------------------------------------------------------------------
   Class B                                                    11.18%     10.32%
--------------------------------------------------------------------------------
   Class C                                                    11.17%     10.32%
--------------------------------------------------------------------------------

                                                             6 Months  12 Months
--------------------------------------------------------------------------------
J.P. Morgan Emerging Markets Bond Index Plus                   1.68%      2.10%
--------------------------------------------------------------------------------

* The Fund's investment results represent total returns for the periods shown and are based on the net asset value (NAV) for each class of shares as of February 28, 2002. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

     The unmanaged J.P. Morgan Emerging Markets Bond Index Plus is a total return index that tracks the traded market for U.S. dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady bonds. The index is unmanaged and reflects no fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of any particular investment, including Alliance Emerging Market Debt Fund.

     Additional investment results appear on pages 5-8.

During the six- and 12-month periods ended February 28, 2002, the Fund significantly outperformed the benchmark, the J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+). Outperformance was primarily due to the Fund's overweight position in Russia and to our overall security selection. Also contributing to the Fund's outperformance were its positions in Mexico, Brazil, the


--------------------------------------------------------------------------------
                                          ALLIANCE EMERGING MARKET DEBT FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

Philippines and Ukraine. Eliminating the Fund's former position in Argentina late in 2001 further increased outperformance. Security selection among the Fund's modest corporate debt allocation, particularly in the telecommunications sector, also contributed positively to performance.

Despite pressure on oil prices, strong economic growth enabled Russia to continue to outperform all other emerging market countries during the six-month period under review, posting a return of 30.23% as measured by the JPM EMBI+. The news that Russia is not likely to issue any foreign debt in 2002 and is revamping its outdated debt management system also had a positive effect on Russian bond prices.

Despite the negative impact of the slowing U.S. economy and falling oil prices, Mexico posted a return of 9.34% for the six-month period. Bond prices strengthened as the Standard & Poor's (S&P) increased Mexico's credit rating to a BBB investment grade level, the government began implementing needed fiscal reforms and the economy continued to align itself with the U.S.

In Brazil, greater than expected trade surpluses and a strengthening currency led to the country's declining debt ratios, enabling the central bank to lower interest rates. Growth prospects improved as heavy rains filled the reservoirs of the country's hydroelectric power plants, enabling the government to put an end to months of electricity rationing. Brazil's ability to withstand the crisis in neighboring Argentina also improved its credit outlook. For the six-month period under review, Brazil returned 15.72%.

In the Philippines, a robust agricultural sector supported the economy, which outperformed despite weak demand for electronics exports. During the reporting period, the Philippine central bank cut interest rates to their lowest level since 1995, fueling economic growth. An improved credit rating, falling inflation and a stable currency further supported bond prices, with the Philippines posting a return of 18.32% for the period.

The Fund's position in Ukraine enhanced performance as economic growth and improving credit boosted their bond prices. Ukraine was added to the JPM EMBI+ in mid-September and returned 27.69% through February 28, 2002.

Market Overview

During the six-month period under review, the global economy continued to decelerate, led by the economic slowdown in the U.S. Reduced business investment and falling exports outweighed the positive effects of consumer spending, detracting from global growth. The terrorist attacks on September 11 sent shockwaves through global markets, undermining consumer and investor confidence. In an effort to restore confidence and provide liquidity in the markets, the global central banks responded quickly by reducing interest rates, following the example set forth by the U.S. Federal Reserve.

As we entered 2002, signs of an economic turnaround began to appear in


--------------------------------------------------------------------------------
2 o ALLIANCE EMERGING MARKET DEBT FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

the U.S. Economic growth surpassed expectations for the fourth quarter of 2001, boosted by robust consumer spending. Gross domestic product (GDP), which is the broadest measure of U.S. economic activity, increased 1.7% in real terms. Unemployment levels appeared to have peaked as the economy added jobs in March for the first time in eight months. In addition, in March 2002 the President signed into law a retroactive tax bill that should enhance corporate cash flow and trigger a faster recovery in capital spending.

Emerging market debt, as measured by the JPM EMBI+, posted a return of 1.68% for the six-month period. The overall performance of the sector was significantly dampened by the negative performance of Argentina, which returned -55.06% for the period. Bond prices fell dramatically as government officials struggled to meet their foreign debt obligations, but were unable to agree on a budget. Violent protests due to economic hardship and rising unemployment led to the collapse of the government at the end of December, soon followed by a debt default and currency devaluation.

Most emerging market countries posted very strong returns for the period under review. In addition to the top performing countries already mentioned in the investment results section, Ecuador returned 27.40%, Turkey, 23.01%, Nigeria, 19.15%, Peru, 14.96% and Bulgaria, 12.26%. Besides Argentina, the only countries that underperformed the index were Venezuela, returning 0.95% and Colombia returning -0.97%.

Investment Strategy

We significantly increased the Fund's position in Brazil during the period under review, making it the largest country weight within the Fund as well as the benchmark. We expect trade surpluses to increase in Brazil in conjunction with improving global growth. This should further strengthen the currency, allowing the central bank to continue to reduce interest rates. Increasing confidence in Brazilian policies, a strengthened currency and growing global liquidity should also support Brazilian bond prices.

We increased the Fund's overweight position in Russia as strong economic growth and progress in legal reforms continued. The Fund's position in Ecuador was also increased in anticipation of an International Monetary Fund (IMF) agreement. However, recent indications show the agreement could be delayed. The Fund's allocations to the U.S., Mexico and Venezuela were also increased. We expect to see growth in Mexico follow growth in the U.S., though initial signs are that it could come with a lag.

The Fund's position in Qatar was reduced as risk increased in the region after September 11. We also modestly reduced positions in Turkey, Bulgaria and Panama.

Outlook

The world economic outlook continues to improve for 2002, sparked by evidence of a rebound in the U.S. economy coupled with the initial success of the war on terrorism. Given the amount


--------------------------------------------------------------------------------
                                          ALLIANCE EMERGING MARKET DEBT FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

of fiscal and monetary stimulus, the rebound in economic growth in the U.S. should prove to be stronger than initially anticipated, paving the way for global growth. Liquidity, already at historically high levels, continues to rise, further improving the outlook for a sustainable economic recovery.

We expect growth to accelerate in most emerging market economies as the demand for imports increases in developed economies and global risk aversion continues to subside. With the rapid increase in liquidity, investors are already beginning to increase their allocations to emerging market debt. The recent crisis in Argentina had only muted effects on other emerging market economies, which is an encouraging sign that the countries within the asset class have de-coupled at least to this extent.

Although sovereign debt issuance has increased considerably, sovereigns have become more cautious about increasing their exposure to external debt. The overall level of issuance during the year is not expected to maintain its current pace.

Thank you for your continued interest and investment in Alliance Emerging Market Debt Fund. We look forward to reporting its progress to you in coming months.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman


/s/ Wayne D. Lyski

Wayne D. Lyski
President

[PHOTO]     John D. Carifa

[PHOTO]     Wayne D. Lyski

Portfolio Manager, Wayne D. Lyski, oversees fixed-income investments at Alliance and manages assets in both domestic and international markets. Mr. Lyski has over 27 years of investment experience.


--------------------------------------------------------------------------------
4 o ALLIANCE EMERGING MARKET DEBT FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE EMERGING MARKET DEBT FUND
GROWTH OF A $10,000 INVESTMENT
2/28/94* TO 2/28/02

J.P. Morgan Emerging Markets Bond Index Plus: $23,497
Alliance Emerging Market Debt Fund Class A: $20,595


[The following table was depicted as a mountain chart in the printed material.]

                       Alliance Emerging                J.P. Morgan Emerging
                        Market Debt Fund               Markets Bond Index Plus
-------------------------------------------------------------------------------
     2/28/94                $ 9,579                            $10,000
     2/28/95                $ 7,255                            $ 8,106
     2/29/96                $10,733                            $11,511
     2/28/97                $15,302                            $16,492
     2/28/98                $16,205                            $18,301
     2/28/99                $11,917                            $14,914
     2/29/00                $16,517                            $20,070
     2/28/01                $18,495                            $23,014
     2/28/02                $20,595                            $23,497


This chart illustrates the total value of an assumed $10,000 investment in Alliance Emerging Market Debt Fund Class A shares (from 2/28/94* to 2/28/02) as compared to the performance of an appropriate broad-based index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged J.P. Morgan Emerging Markets Bond Index Plus is composed of dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady bonds.

When comparing Alliance Emerging Market Debt Fund to the index shown above, you should note that no charges or expenses are reflected in the performance of the index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Emerging Market Debt Fund.

*    Closest month-end after Fund's Class A share inception date of 2/25/94.


--------------------------------------------------------------------------------
                                          ALLIANCE EMERGING MARKET DEBT FUND o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE EMERGING MARKET DEBT FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 2/28

                              [BAR CHART OMITTED]

          Alliance Emerging Market Debt Fund--Yearly Periods Ended 2/28
--------------------------------------------------------------------------------
                                  Alliance Emerging        J.P. Morgan Emerging
                                   Market Debt Fund      Markets Bond Index Plus
--------------------------------------------------------------------------------
2/28/95*                                -24.25%                  -18.94%
2/29/96                                  47.94%                   42.00%
2/28/97                                  42.56%                   43.28%
2/28/98                                   5.90%                   10.97%
2/28/99                                 -26.46%                  -18.51%
2/29/00                                  38.60%                   34.57%
2/28/01                                  11.97%                   14.67%
2/28/02                                  11.36%                    2.10%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the net asset value (NAV). Total returns for Class B and Class C shares will vary due to different expenses associated with these classes. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during each period.

The unmanaged J.P. Morgan Emerging Markets Bond Index Plus is a total return index that tracks the traded market for U.S. dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady bonds. The index does not reflect fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Emerging Market Debt Fund.

* The Fund's return for the period ended 2/28/95 is from the Fund's inception date of 2/25/94 through 2/28/95. The benchmark's return for the period ended 2/28/95 is from 2/28/94 through 2/28/95.


--------------------------------------------------------------------------------
6 o ALLIANCE EMERGING MARKET DEBT FUND

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY
February 28, 2002 (unaudited)

INCEPTION DATES                         PORTFOLIO STATISTICS
Class A Shares                          Net Assets ($mil): $213.0
2/25/94
Class B Shares
2/25/94
Class C Shares
2/25/94

SECURITY TYPE BREAKDOWN

71.7% Sovereign
11.1% Brady Bonds
11.0% Corporate                                       [PIE CHART]
 0.7% Loan Participation

 5.5% Short-Term

COUNTRY BREAKDOWN

25.6% Brazil
24.9% Russia
 9.7% Mexico
 5.5% United States
 5.1% Venezuela
 4.1% Ecuador                                         [PIE CHART]
 4.0% Philippines
 2.9% South Korea
 2.6% Turkey
 2.3% Bulgaria
 2.1% Panama
 1.8% Luxembourg
 1.7% Peru
 1.3% Qatar
 1.2% Bahamas
 1.2% Ukraine
 1.0% Colombia

 3.0% Other

All data as of February 28, 2002. The Fund's security type and country breakdowns are expressed as a percentage of total investments and may vary over time. "Other" represents less than 1.0% weightings in Trindad & Tobago, Morocco, Jamaica, Dominican Republic and the Netherlands.


--------------------------------------------------------------------------------
                                          ALLIANCE EMERGING MARKET DEBT FUND o 7

------------------
INVESTMENT RESULTS
------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2002

CLASS A
--------------------------------------------------------------------------------
                                        Without Sales Charge   With Sales Charge
                           1 Year              11.36%                6.65%
                          5 Years               6.12%                5.21%
                  Since Inception*             10.03%                9.44%
                        SEC Yield**             9.20%

CLASS B
--------------------------------------------------------------------------------
                                        Without Sales Charge   With Sales Charge
                           1 Year              10.32%                7.41%
                          5 Years               5.28%                5.28%
                  Since Inception*(a)           9.40%                9.40%
                        SEC Yield**             8.77%

CLASS C
--------------------------------------------------------------------------------
                                        Without Sales Charge   With Sales Charge
                           1 Year              10.32%                9.35%
                          5 Years               5.31%                5.31%
                  Since Inception*              9.18%                9.18%
                        SEC Yield**             8.77%

SEC AVERAGE ANNUAL TOTAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT QUARTER-END (MARCH 31, 2002)

                                        Class A      Class B        Class C
--------------------------------------------------------------------------------
                           1 Year        10.12%       10.94%        12.92%
                          5 Years         6.62%        6.67%         6.71%
                  Since Inception*        9.43%        9.39%(a)      9.17%

The Fund's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3, 0% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000.

The Fund invests a significant amount of its assets in foreign securities, which may magnify fluctuations and can invest a significant portion of its assets in the securities of a single issuer, which may present greater risk than a more diversified portfolio. Price fluctuation may be caused by changes in interest rates or bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*    Inception date: 2/25/94 for all share classes.
** SEC yields are based on SEC guidelines and are calculated on 30 days ended February 28, 2002.
(a)  Assumes conversion of Class B shares into Class A shares after six years.


--------------------------------------------------------------------------------
8 o ALLIANCE EMERGING MARKET DEBT FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

PORTFOLIO OF INVESTMENTS
February 28, 2002 (unaudited)

                                                   Principal
                                                      Amount
                                                       (000)        U.S. $ Value
--------------------------------------------------------------------------------

SOVEREIGN DEBT OBLIGATIONS-84.9%

Sovereign Debt Securities-72.8%
Barbados-1.2%
Government of Barbados
   7.25%, 12/15/21(a) ......................         $ 2,700         $ 2,565,054
                                                                     -----------
Brazil-20.9%
Federal Republic of Brazil
   11.00%, 1/11/12 .........................           2,900           2,681,050
   11.00%, 8/17/40(b) ......................          51,200          41,932,800
                                                                     -----------
                                                                      44,613,850
                                                                     -----------
Colombia-1.0%
Republic of Colombia
   10.00%, 1/23/12 .........................           1,750           1,613,500
   11.75%, 2/25/20 .........................             565             545,225
                                                                     -----------
                                                                       2,158,725
                                                                     -----------
Dominican Republic-0.5%
Dominican Republic
   9.50%, 9/27/06 (a) ......................           1,075           1,128,750
                                                                     -----------
Ecuador-4.2%
Republic of Ecuador
   5.00%, 8/15/30(a)(c) ....................           9,450           4,857,300
   12.00%, 11/15/12 ........................           5,100           4,022,625
                                                                     -----------
                                                                       8,879,925
                                                                     -----------
Jamaica-0.6%
Government of Jamaica
   11.625%, 1/15/22 ........................           1,200           1,215,000
                                                                     -----------
Mexico-4.3%
United Mexican States
   7.50%, 1/14/12 ..........................           1,400           1,424,500
   11.375%, 9/15/16 ........................           5,150           6,651,225
   11.50%, 5/15/26 .........................             825           1,100,137
                                                                     -----------
                                                                       9,175,862
                                                                     -----------
Panama-2.2%
Republic of Panama
   8.25%, 4/22/08 ..........................           2,000           2,035,000
   9.375%, 4/01/29 .........................           2,400           2,559,600
                                                                     -----------
                                                                       4,594,600
                                                                     -----------
Peru-0.2%
Republic of Peru
   9.125%, 2/21/12(a) ......................             400             396,000
                                                                     -----------


--------------------------------------------------------------------------------
                                          ALLIANCE EMERGING MARKET DEBT FUND o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                  Principal
                                                     Amount
                                                      (000)         U.S. $ Value
--------------------------------------------------------------------------------

Philippines-4.1%
Republic of the Philippines
   9.375%, 1/18/17 ........................         $ 2,500         $  2,571,875
   9.875%, 1/15/19 ........................           5,500            5,604,500
   10.625%, 3/16/25 .......................             585              612,203
                                                                    ------------
                                                                       8,788,578
                                                                    ------------
Qatar-1.3%
State of Qatar
   9.75%, 6/15/30(a) ......................           2,350            2,794,150
                                                                    ------------
Russia-25.5%
Russian Federation
   5.00%, 3/31/30(a)(b)(c) ................          64,575           42,719,591
Russian Ministry of Finance
   3.00%, 5/14/06(a) ......................           8,850            6,991,500
   3.00%, 5/14/08 .........................           5,400            3,793,500
   3.00%, 5/14/11 .........................           1,180              729,594
                                                                    ------------
                                                                      54,234,185
                                                                    ------------
Trinidad & Tobago-0.9%
Republic of Trinidad & Tobago
   9.75%, 7/01/20(a) ......................           1,800            2,029,500
                                                                    ------------
Turkey-2.7%
Republic of Turkey
   11.75%, 6/15/10 ........................           5,120            5,205,504
   11.875%, 1/15/30 .......................             455              457,229
                                                                    ------------
                                                                       5,662,733
                                                                    ------------
Ukraine-0.7%
Government of Ukraine
   11.00%, 3/15/07(a) .....................           1,622            1,623,932
                                                                    ------------
Venezuela-2.5%
Republic of Venezuela
   9.25%, 9/15/27 .........................           8,000            5,300,000
                                                                    ------------
Total Sovereign Debt Securities
   (cost $124,619,837) ....................                          155,160,844
                                                                    ------------


--------------------------------------------------------------------------------
10 o ALLIANCE EMERGING MARKET DEBT FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                      Principal
                                                         Amount
                                                          (000)     U.S. $ Value
--------------------------------------------------------------------------------

Collateralized Brady Bonds-11.3%
Brazil-4.8%
Federal Republic of Brazil
   C-Bonds
   8.00%, 4/15/14 ...........................            $6,742     $  5,477,836
   Discount FRN
   Series ZL
   3.187%, 4/15/24 ..........................             2,700        2,021,760
   Par-VRN
   Series ZL
   6.00%, 4/15/24 ...........................             3,630        2,591,094
                                                                    ------------
                                                                      10,090,690
                                                                    ------------
Bulgaria-2.3%
Republic of Bulgaria
   Discount FRN
   Series A
   2.812%, 7/28/24 ..........................             5,500        4,895,000
                                                                    ------------
Peru-1.5%
   Republic of Peru
   FLIRB
   4.00%, 3/07/17(c) ........................             1,950        1,451,532
   PDI FRN
   4.50%, 3/07/17(c) ........................             2,250        1,794,375
                                                                    ------------
                                                                       3,245,907
                                                                    ------------
Venezuela-2.7%
Republic of Venezuela
   Series DL
   2.875%, 12/18/07 .........................               571          439,136
   Discount FRN
   Series W-A
   3.187%, 3/31/20(d) .......................             2,050        1,455,500
   Series W-B
   3.00%, 3/31/20(d) ........................             5,500        3,905,000
                                                                    ------------
                                                                       5,799,636
                                                                    ------------
Total Collateralized Brady Bonds
   (cost $22,595,029) .......................                         24,031,233
                                                                    ------------
Loan Participation-0.8%
Morocco-0.8%
Kingdom of Morocco Loan Participation FRN
   Series A
   2.78%, 1/01/09
   (cost $1,578,957) ........................             1,747        1,600,925
                                                                    ------------
Total Sovereign Debt Obligations
   (cost $148,793,823) ......................                        180,793,002
                                                                    ------------


--------------------------------------------------------------------------------
                                         ALLIANCE EMERGING MARKET DEBT FUND o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                    Shares or
                                                    Principal
                                                       Amount
                                                        (000)       U.S. $ Value
--------------------------------------------------------------------------------

Corporate Debt Obligations-11.1%
BBVA Bancomer Capital Trust
   10.50%, 2/16/11(a) .....................       $     1,500       $ 1,661,250
Chohung Bank
   11.875%, 4/01/10(a) ....................             1,400         1,607,760
Grupo Iusacell, SA de C.V.
   14.25%, 12/01/06 .......................             1,150         1,239,125
Hanvit Bank, SA
   12.75%, 3/01/10(a)(c) ..................             2,225         2,614,375
Innova S de R.L., SA
   12.875%, 4/01/07 .......................             5,000         4,712,500
Korea Deposit Insurance
   2.50%, 12/11/05(a) .....................             2,000         2,135,000
Mobile Telesystems Finance
   10.95%, 12/21/04(a) ....................             1,655         1,686,031
Monterrey Power SA de C.V.
   9.625%, 11/15/09(a) ....................               857           925,780
Netia Holdings B.V.
   Series B
   11.25%, 11/01/07(e) ....................             4,500           630,000
Pemex Project Funding Master Trust
   8.00%, 11/15/11(a) .....................             1,200         1,239,000
   9.125%, 10/13/10 .......................             2,000         2,207,500
Petrobras International Finance
   9.125%, 2/01/07(a) .....................               900           911,250
PTC International Finance II, SA
   11.25%, 12/01/09 .......................             2,000         2,150,000
                                                                    -----------
Total Corporate Debt Obligations
   (cost $28,286,823) .....................                          23,719,571
                                                                    -----------
Rights & Warrants-0.0%
Asia Pulp & Paper
   Warrants, expiring 3/15/05(f) ..........               750                -0-
Republic of Venezuela
   Warrants, expiring 4/15/20(f) ..........            48,195                -0-
United Mexican States
   Value Recovery Rights,
   expiring 6/30/03 .......................        14,908,000            29,816
                                                                    -----------
Total Rights & Warrants
   (cost $0) ..............................                              29,816
                                                                    -----------


--------------------------------------------------------------------------------
12 o ALLIANCE EMERGING MARKET DEBT FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                           Contracts(g) or
                                                 Principal
                                                    Amount
                                                     (000)          U.S. $ Value
--------------------------------------------------------------------------------

Put Options Purchased-0.0%
Brazil-0.0%
Federal Republic of Brazil
   C-Bonds
   8.00%, 4/15/14
   expiring March '02 @ $74.75
   (cost $56,522) .........................          6,280         $         -0-
                                                                   ------------
SHORT TERM INVESTMENT-5.6%
Time Deposit-5.6%
Dresdner Bank AG
   1.84%, 3/01/02
   (cost $12,000,000) .....................       $ 12,000           12,000,000
                                                                   ------------
Total Investments-101.6%
   (cost $189,137,168) ....................                         216,542,389
                                                                   ------------
Call Options Written-(0.0%)
Ecuador-(0.0%)
Republic of Ecuador
   5.00%, 8/15/30
   expiring March '02 $51.00 ..............         (1,800)             (12,600)
   5.00%, 8/15/30
   expiring March '02 $52.00 ..............         (1,800)              (5,400)
   5.00%, 8/15/30
   expiring March '02 $52.30 ..............         (3,000)             (12,000)
                                                                   ------------
   (premiums received $47,160) ............                             (30,000)
                                                                   ------------
Total Investments, Net of Outstanding
   Call Options Written-101.6%
   (cost $189,090,008) ....................                         216,512,389
Other assets less liabilities-(1.6%) ......                          (3,484,566)
                                                                   ------------
Net Assets-100% ...........................                        $213,027,823
                                                                   ============


--------------------------------------------------------------------------------
                                         ALLIANCE EMERGING MARKET DEBT FUND o 13

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

(a) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2002, these securities amounted to $77,886,223 or 36.6% of net assets.

(b) Securities, or a portion thereof, with an aggregate market value of $50,586,389 have been segregated to collateralize reverse repurchase agreements.

(c) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at February 28, 2002.

(d)  Security trades with oil warrants expiring March 15, 2020.

(e)  Security is in default and is non-income producing.

(f)  Non-income producing security.

(g)  One contract relates to 1,000 shares unless otherwise indicated.

     Glossary of Terms:

     FLIRB - Front Loaded Interest Reduction Bond.
     FRN   - Floating Rate Note.
     PDI   - Past Due Interest.
     VRN   - Variable Rate Note.

     See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCE EMERGING MARKET DEBT FUND

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

STATEMENT OF ASSETS & LIABILITIES
February 28, 2002 (unaudited)

Assets
Investments in securities, at value (cost $189,137,168) ....      $ 216,542,389
Receivable for investment securities sold ..................         49,787,841
Interest receivable ........................................          4,753,900
Due from broker ............................................          3,694,258
Receivable for capital stock sold ..........................            641,520
                                                                  -------------
Total assets ...............................................        275,419,908
                                                                  -------------
Liabilities
Due to custodian ...........................................            234,573
Reverse repurchase agreements ..............................         45,184,849
Outstanding options written (premiums received $47,160) ....             30,000
Payable for investment securities purchased ................         15,076,213
Payable for capital stock redeemed .........................            924,937
Dividend payable ...........................................            517,830
Advisory fee payable .......................................            118,786
Distribution fee payable ...................................            116,838
Unrealized depreciation on swap contract ...................             24,600
Accrued expenses ...........................................            163,459
                                                                  -------------
Total liabilities ..........................................         62,392,085
                                                                  -------------
Net Assets .................................................      $ 213,027,823
                                                                  =============
Composition of Net Assets
Capital stock, at par ......................................      $      31,991
Additional paid-in capital .................................        261,908,557
Distribution in excess of net investment income ............         (1,527,955)
Accumulated net realized loss on
   investment transactions and option contracts ............        (74,782,550)
Net unrealized appreciation on investments,
   option and swap contracts ...............................         27,397,780
                                                                  -------------
                                                                  $ 213,027,823
                                                                  =============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($79,630,623/12,053,912 shares of capital stock
   issued and outstanding) .................................              $6.61
Sales charge--4.25% of public offering price ...............                .29
                                                                          -----
Maximum offering price .....................................              $6.90
                                                                          =====
Class B Shares
Net asset value and offering price per share
   ($86,771,693/12,975,757 shares of capital stock
   issued and outstanding) .................................              $6.69
                                                                          =====
Class C Shares
Net asset value and offering price per share
   ($46,625,507/6,961,650 shares of capital stock
   issued and outstanding) .................................              $6.70
                                                                          =====

See notes to financial statements.


--------------------------------------------------------------------------------
                                         ALLIANCE EMERGING MARKET DEBT FUND o 15

-----------------------
STATEMENT OF OPERATIONS
-----------------------

STATEMENT OF OPERATIONS
Six Months Ended February 28, 2002 (unaudited)

Investment Income
Interest .......................................                   $ 13,484,239
Expenses
Advisory fee ...................................    $  697,996
Distribution fee--Class A ......................       100,887
Distribution fee--Class B ......................       393,270
Distribution fee--Class C ......................       201,102
Transfer agency ................................       104,718
Custodian ......................................        94,639
Administrative .................................        79,053
Audit and legal ................................        46,910
Printing .......................................        30,491
Registration ...................................        25,780
Directors' fees ................................         8,412
Miscellaneous ..................................        12,228
                                                    ----------
Total expenses before interest .................     1,795,486
Interest expense ...............................       550,399
                                                    ----------
Total expenses .................................                      2,345,885
                                                                   ------------
Net investment income ..........................                     11,138,354
                                                                   ------------
Realized and Unrealized Gain (Loss)
on Investments
Net realized loss on investment
   transactions ................................                    (20,940,970)
Net realized gain on option contracts ..........                        117,159
Net change in unrealized
   appreciation/depreciation of
   investments transactions,
   option and swap contracts ...................                     30,619,328
                                                                   ------------
Net gain on investment transaction
   option and swap contracts ...................                      9,795,517
                                                                   ------------
Net Increase in Net Assets
   from Operations .............................                   $ 20,933,871
                                                                   ============

See notes to financial statements.


--------------------------------------------------------------------------------
16 o ALLIANCE EMERGING MARKET DEBT FUND

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                 Six Months
                                                   Ended
                                                February 28,        Year Ended
                                                    2002            August 31,
                                                (unaudited)            2001
                                               =============      =============
Increase (Decrease) In Net Assets
From Operations
Net investment income ....................     $  11,138,354      $  24,342,537
Net realized gain (loss) on investment
   transactions and option contracts .....       (20,823,811)           734,847
Net change in unrealized
   appreciation/depreciation
   of investment transactions,
   option and swap contracts .............        30,619,328        (24,163,098)
                                               -------------      -------------
Net increase in net assets from
   operations ............................        20,933,871            914,286
Dividends to Shareholders from:
Net investment income
   Class A ...............................        (4,987,053)        (7,671,174)
   Class B ...............................        (5,537,245)        (9,948,500)
   Class C ...............................        (2,827,299)        (4,550,400)
Capital Stock Transactions
Net increase (decrease) ..................        14,321,720        (10,730,438)
                                               -------------      -------------
Total increase (decrease) ................        21,903,994        (31,986,226)
Net Assets
Beginning of period ......................       191,123,829        223,110,055
                                               -------------      -------------
End of period (includes undistributed
   net investment income of $726,277
   at August 31, 2001) ...................     $ 213,027,823      $ 191,123,829
                                               =============      =============

See notes to financial statements.


--------------------------------------------------------------------------------
                                         ALLIANCE EMERGING MARKET DEBT FUND o 17

-----------------------
STATEMENT OF CASH FLOWS
-----------------------

STATEMENT OF CASH FLOWS
Six Months Ended February 28, 2002 (unaudited)

Increase (Decrease) in Cash From:
Operating Activities:
Interest received ...............................  $  11,960,877
Interest expense paid ...........................       (550,399)
Operating expenses paid .........................     (1,842,029)
                                                   -------------
Net increase in cash from operating
   activities ...................................                   $ 9,568,449
Investing Activities:
Proceeds from disposition of long-term
   portfolio investments ........................    179,822,889
Purchase of long-term portfolio
   investments ..................................   (171,811,711)
Purchase of short-term portfolio
   investments, net .............................    (21,715,542)
                                                   -------------
Net decrease in cash from investing
   activities ...................................                   (13,704,364)
Financing Activities:*
Decrease in reverse repurchase
   agreements ...................................     (3,449,942)
Subscription of capital stock, net ..............     14,601,995
Due to custodian ................................        234,573
Cash dividends paid .............................     (7,320,170)
                                                   -------------
Net increase in cash from financing
   activities ...................................                     4,066,456
                                                                    -----------
Net decrease in cash ............................                       (69,459)
Cash at beginning of period .....................                        69,459
                                                                    -----------
Cash at end of period ...........................                   $        -0-
                                                                    ===========
--------------------------------------------------------------------------------
Reconciliation of Net Increase in
Net Assets from Operations to
Net Increase in Cash from
Operating Activities:
Net increase in net assets resulting from
   operations ...................................                   $20,933,871
Adjustments:
Decrease in interest receivable .................  $   1,113,287
Net realized loss on investment
   transactions and option contracts ............     20,823,811
Net change in unrealized
   appreciation/depreciation
   of investment transactions,
   option and swap contracts ....................    (30,619,328)
Accretion of bond discount and
   amortization of bond premium .................     (2,636,649)
Decrease in accrued expenses ....................        (46,543)
                                                   -------------
Total adjustments ...............................                   (11,365,422)
                                                                    -----------
Net increase in cash from operating
   activities ...................................                   $ 9,568,449
                                                                    ===========

* Non-cash financing activities not included herein consist of reinvestment of dividends.

     See notes to financial statements.


--------------------------------------------------------------------------------
18 o ALLIANCE EMERGING MARKET DEBT FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTES TO FINANCIAL STATEMENTS
February 28, 2002 (unaudited)

NOTE A

Significant Accounting Policies

Alliance Emerging Market Debt Fund, Inc. (formerly Alliance Global Dollar Government Fund, Inc.) (the "Fund") was incorporated in the state of Maryland on December 2, 1993, as a non-diversified, open-end management investment company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.


--------------------------------------------------------------------------------
                                         ALLIANCE EMERGING MARKET DEBT FUND o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discount as an adjustment to interest income.

4. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. Based on the operations of the Fund as of the semi-annual date, and its distribution policy, the Fund may have a tax return of capital at year end. At this time, the amount of this tax return of capital is not estimable.

6. Change in Accounting Principle

As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. This change has no impact on the net assets of the Fund. Prior to September 1, 2001, the Fund did not amortize premiums on debt securities.

The cumulative effect of this accounting change resulted in a $40,989 decrease in cost of investments and a corresponding $40,989 decrease in net unrealized depreciation, based on investments owned by the Fund on September 1, 2001.

The effect of this change for the period ended February 28, 2002, was to decrease net investment income by $53,016, increase net unrealized appreciation of investments by $49,301 and decrease net realized loss on investment transactions by $3,715. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect the change in accounting principle.

NOTE B

Advisory and Administrative Fees

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") a monthly fee equal to the annualized rate of .75 of 1% of the


--------------------------------------------------------------------------------
20 o ALLIANCE EMERGING MARKET DEBT FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

average adjusted daily net assets of the Fund. Such fee will be accrued daily and paid monthly.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $76,685 for the six months ended February 28, 2002.

For the six months ended February 28, 2002, the Fund's expenses were reduced by $662 under an expense offset arrangement with AGIS.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $7,634 from the sale of Class A shares and $50,928 and $3,779 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B and Class C shares, respectively, for the six months ended February 28, 2002.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to the Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $4,935,632 and $1,857,886 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $172,123,549 and $191,770,898, respectively, for the six months ended February 28, 2002. There were no purchases or sales of U.S. government or government agency obligations for the six months ended February 28, 2002.

At February 28, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $34,219,583 and gross unrealized depreciation was $6,814,362 resulting in net unrealized appreciation of $27,405,221 (excluding swap and option contracts).


--------------------------------------------------------------------------------
                                         ALLIANCE EMERGING MARKET DEBT FUND o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

At August 31, 2001 the Fund had a net capital loss carryforward of $51,765,784 of which $16,783,909 expires in the year 2007, $29,154,909 expires in the year 2008, and $5,826,966 expires in the year 2009.

1. Options Transactions

For hedging and investment purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

Transactions in options written for the six months ended February 28, 2002 were as notes to financial statements follows:

                                                    Number of          Premiums
                                                    Contracts          Received
                                                   ===========        =========
Options outstanding at beginning
   of year .................................                -0-       $      -0-
Options written ............................        23,200,000          261,680
Options terminated in closing purchase
   transactions ............................       (10,200,000)        (179,000)
Options expired ............................        (6,400,000)         (35,520)
                                                   -----------        ---------
Options outstanding at
   February 28, 2002 .......................         6,600,000        $  47,160
                                                   ===========        =========


--------------------------------------------------------------------------------
22 o ALLIANCE EMERGING MARKET DEBT FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

2. Swap Agreements

The Fund enters into swaps to hedge its exposure to interest rates and credit risks. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the underlying value of the securities.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period.

Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as a component of net change in unrealized appreciation of investments and swap contracts.

At February 28, 2002, the Fund had one credit default swap outstanding with Merrill Lynch (the "Counterparty") which provides, upon the occurrence of a credit event as defined in the swap agreement, for Merrill Lynch to purchase from the Fund at par and take delivery of $2,000,000 principal amount (the "Notional Amount") of United Mexican States, 9.875%, due 1/15/07. During the term of the swap agreement, the Fund will make semiannual fixed interest payments to the Counterparty calculated at a rate of 2.25% applied to the Notional Amount. The scheduled termination date of the swap is August 21, 2006.

NOTE E

Capital Stock

There are 9,000,000,000 shares of $.001 par value capital stock authorized, dividend into three classes, designated Class A, Class B and Class C shares. Each class consists of 3,000,000,000


--------------------------------------------------------------------------------
                                         ALLIANCE EMERGING MARKET DEBT FUND o 23

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

authorized shares. Transactions in capital stock were as follows:

                     --------------------------------------      ----------------------------------------
                                     Shares                                        Amount
                     --------------------------------------      ----------------------------------------
                      Six Months Ended                            Six Months Ended
                     February 28, 2002           Year Ended      February 28, 2002             Year Ended
                           (unaudited)      August 31, 2001            (unaudited)        August 31, 2001
                     ------------------------------------------------------------------------------------
Class A
Shares sold                  3,003,786            4,435,790           $ 18,538,206           $ 28,999,610
---------------------------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends                   418,331              598,882              2,573,261              3,924,173
---------------------------------------------------------------------------------------------------------
Shares converted
   from Class B                372,130              666,061              2,303,731              4,371,030
---------------------------------------------------------------------------------------------------------
Shares redeemed             (2,219,192)          (4,584,723)           (13,592,302)           (29,917,729)
---------------------------------------------------------------------------------------------------------
Net increase                 1,575,055            1,116,010           $  9,822,896           $  7,377,084
=========================================================================================================

Class B
Shares sold                  1,858,710            2,036,353           $ 11,696,736           $ 13,661,870
---------------------------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends                   362,110              536,349              2,256,186              3,560,170
---------------------------------------------------------------------------------------------------------
Shares converted
   to Class A                 (367,939)            (657,775)            (2,303,731)            (4,371,030)
---------------------------------------------------------------------------------------------------------
Shares redeemed             (1,851,645)          (4,083,555)           (11,388,503)           (27,253,331)
---------------------------------------------------------------------------------------------------------
Net increase
   (decrease)                    1,236           (2,168,628)          $    260,688           $(14,402,321)
=========================================================================================================

Class C
Shares sold                  1,130,992            1,353,900           $  7,101,873           $  9,023,845
---------------------------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends                   220,627              338,549              1,376,503              2,252,089
---------------------------------------------------------------------------------------------------------
Shares redeemed               (684,146)          (2,247,215)            (4,240,240)           (14,981,135)
---------------------------------------------------------------------------------------------------------
Net increase
   (decrease)                  667,473             (554,766)          $  4,238,136           $ (3,705,201)
=========================================================================================================


--------------------------------------------------------------------------------
24 o ALLIANCE EMERGING MARKET DEBT FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTE F

Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. The account labelled "Due from broker" on the statement of assets & liabilities represents cash collateral held to collateralize reverse repurchase agreements.

As of February 28, 2002, the Fund had entered into the following reverse repurchase agreements:

                                                       Interest
   Amount                     Broker                     Rate        Maturity
===========          ==========================        ========   ==============
$ 8,127,810          Merrill Lynch & Co., Inc.           1.75%    March 6, 2002
$ 8,242,000          Morgan Stanley Dean Witter          1.80%    March 14, 2002
$28,815,039          Morgan Stanley Dean Witter          1.85%    March 6, 2002

For the six months ended February 28, 2002, the average amount of reverse repurchase agreements outstanding was approximately $33,480,363, and the daily weighted average interest rate was 2.00%.

NOTE G

Concentration of Risk

Investing in securities of foreign companies and foreign governments involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the United States government. The Fund invests in the Sovereign Debt Obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economies of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.

NOTE H

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended February 28, 2002.


--------------------------------------------------------------------------------
                                         ALLIANCE EMERGING MARKET DEBT FUND o 25

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                     --------------------------------------------------------------------------------
                                                                          Class A
                                     --------------------------------------------------------------------------------
                                       Six Months
                                            Ended
                                     February 28,                            Year Ended August 31,
                                          2002(a)         -----------------------------------------------------------
                                      (unaudited)            2001         2000         1999         1998         1997
                                     --------------------------------------------------------------------------------
Net asset value,
   beginning of period ............       $  6.37         $  7.06      $  5.69      $  5.05      $ 10.64      $ 10.01
                                     --------------------------------------------------------------------------------
Income From Investment
   Operations
Net investment income(b) ..........           .38             .85          .75          .71          .73          .88
Net realized and unrealized
   gain (loss) on investment
   transactions ...................           .32            (.76)        1.40          .74        (4.03)        1.85
                                     --------------------------------------------------------------------------------
Net increase (decrease) in
   net asset value from
   operations .....................           .70             .09         2.15         1.45        (3.30)        2.73
                                     --------------------------------------------------------------------------------
Less: Dividends and
Distributions
Dividends from net
   investment income ..............          (.46)           (.78)        (.75)        (.74)        (.73)       (.95)
Tax return of capital .............            -0-             -0-        (.03)        (.03)        (.15)          -0-
Distributions in excess of
   net investment income ..........            -0-             -0-          -0-        (.04)        (.04)         -0-
Distributions from net realized
   gain on investments ............            -0-             -0-          -0-          -0-       (1.37)      (1.15)
                                     --------------------------------------------------------------------------------
Total dividends and
   distributions ..................          (.46)           (.78)        (.78)        (.81)       (2.29)      (2.10)
                                     --------------------------------------------------------------------------------
Net asset value, end of period ....       $  6.61         $  6.37      $  7.06      $  5.69      $  5.05      $ 10.64
                                     ================================================================================
Total Return
Total investment return based
   on net asset value(c) ..........         11.65%           1.55%       39.76%       29.40%      (38.56)%     30.04%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) ................       $79,631         $66,750      $66,075      $50,540      $32,365      $37,416
Ratio to average net assets:
   Expenses .......................          2.08%(d)        2.20%        1.76%        1.59%        1.48%       1.55%
   Expenses excluding
      interest expense ............          1.48%(d)        1.47%        1.51%        1.59%        1.48%       1.55%
   Net investment
      income ......................         13.96%(d)       12.78%       11.59%       12.34%        8.51%       8.49%
Portfolio turnover rate ...........            83%            150%         173%         179%         188%        314%

See footnote summary on page 29.


--------------------------------------------------------------------------------
26 o ALLIANCE EMERGING MARKET DEBT FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                     --------------------------------------------------------------------------------
                                                                          Class B
                                     --------------------------------------------------------------------------------
                                       Six Months
                                            Ended
                                     February 28,                            Year Ended August 31,
                                          2002(a)         -----------------------------------------------------------
                                      (unaudited)            2001         2000         1999         1998         1997
                                     --------------------------------------------------------------------------------
Net asset value,
   beginning of period ............       $  6.45         $  7.14     $   5.74     $   5.05      $ 10.64      $ 10.01
                                     --------------------------------------------------------------------------------
Income From Investment
   Operations
Net investment income(b) ..........           .36             .79          .71          .67          .67          .81
Net realized and unrealized
   gain (loss) on investment
   transactions ...................           .32            (.76)        1.40          .76        (4.05)        1.84
                                     --------------------------------------------------------------------------------
Net increase (decrease) in
   net asset value from
   operations .....................           .68             .03         2.11         1.43        (3.38)        2.65
                                     --------------------------------------------------------------------------------
Less: Dividends and
Distributions
Dividends from net
   investment income ..............          (.44)           (.72)        (.68)        (.68)        (.67)       (.87)
Tax return of capital .............            -0-             -0-        (.03)        (.03)        (.14)         -0-
Distributions in excess of
   net investment income ..........            -0-             -0-          -0-        (.03)        (.04)         -0-
Distributions from net realized
   gain on investments ............            -0-             -0-          -0-          -0-       (1.36)      (1.15)
                                     --------------------------------------------------------------------------------
Total dividends and
   distributions ..................          (.44)           (.72)        (.71)        (.74)       (2.21)      (2.02)
                                     --------------------------------------------------------------------------------
Net asset value, end of period ....       $  6.69         $  6.45     $   7.14     $   5.74      $  5.05      $ 10.64
                                     ================================================================================
Total Return
Total investment return based
   on net asset value(c) ..........         11.18%            .63%       38.41%       28.85%      (39.11)%     29.14%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) ................       $86,772         $83,706     $108,075     $110,003      $79,660      $93,377
Ratio to average net assets:
   Expenses .......................          2.78%(d)        2.88%        2.45%        2.31%        2.22%       2.26%
   Expenses excluding
      interest expense ............          2.19%(d)        2.17%        2.21%        2.31%        2.22%       2.26%
   Net investment
      income ......................         13.88%(d)       11.80%       10.85%       11.59%        7.78%       7.81%
Portfolio turnover rate ...........            83%            150%         173%         179%         188%        314%

See footnote summary on page 29.


--------------------------------------------------------------------------------
                                         ALLIANCE EMERGING MARKET DEBT FUND o 27

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                     --------------------------------------------------------------------------------
                                                                          Class C
                                     --------------------------------------------------------------------------------
                                       Six Months
                                            Ended
                                     February 28,                            Year Ended August 31,
                                          2002(a)         -----------------------------------------------------------
                                      (unaudited)            2001         2000         1999         1998         1997
                                     --------------------------------------------------------------------------------
Net asset value,
   beginning of period ............       $  6.46         $  7.15      $  5.74      $  5.05      $ 10.64      $ 10.01
                                     --------------------------------------------------------------------------------
Income From Investment
   Operations
Net investment income(b) ..........           .36             .79          .71          .67          .67          .82
Net realized and unrealized
   gain (loss) on investment
   transactions ...................           .32            (.76)        1.41          .76        (4.05)        1.84
                                     --------------------------------------------------------------------------------
Net increase (decrease) in net
   asset value from
   operations .....................           .68             .03         2.12         1.43        (3.38)        2.66
                                     --------------------------------------------------------------------------------
Less: Dividends and
Distributions
Dividends from net investment
   income .........................          (.44)           (.72)        (.68)        (.68)        (.67)       (.88)
Tax return of capital .............            -0-             -0-        (.03)        (.03)        (.14)         -0-
Distributions in excess of net
   investment income ..............            -0-             -0-          -0-        (.03)        (.04)         -0-
Distributions from net realized
   gain on investments ............            -0-             -0-          -0-          -0-       (1.36)      (1.15)
                                     --------------------------------------------------------------------------------
Total dividends and
   distributions ..................          (.44)           (.72)        (.71)        (.74)       (2.21)      (2.03)
                                     --------------------------------------------------------------------------------
Net asset value, end of period ....       $  6.70         $  6.46      $  7.15      $  5.74      $  5.05      $ 10.64
                                     ================================================================================
Total Return
Total investment return based
   on net asset value(c) ..........         11.17%            .63%       38.58%       28.85%      (39.09)%     29.17%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) ................       $46,626         $40,667      $48,960      $39,024      $23,711      $25,130
Ratio to average net assets:
   Expenses .......................          2.76%(d)        2.87%        2.45%        2.30%        2.19%       2.25%
   Expenses excluding
      interest expense ............          2.17%(d)        2.16%        2.20%        2.30%        2.19%       2.25%
   Net investment
      income ......................         13.83%(d)       11.81%       10.78%       11.56%        7.75%       7.82%
Portfolio turnover rate ...........            83%            150%         173%         179%         188%        314%

See footnote summary on page 29.


--------------------------------------------------------------------------------
28 o ALLIANCE EMERGING MARKET DEBT FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

(a) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the six months ended February 28, 2002 was to decrease net investment income per share by $.002, $.003, and $.001, increase net realized and unrealized gain per share by $.002, $.003, and $.001 for Class A, B and C, respectively. Consequently, the ratio of net investment income to average net assets was decreased from 14.62% to 13.96% for Class A, from 14.54% to 13.88% for Class B and from 14.44% to 13.83% for Class C on an annualized basis. Per share ratios and supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
(b)  Based on average shares outstanding.
(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year, and redemption on the last day of the year. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.
(d)  Annualized.


--------------------------------------------------------------------------------
                                         ALLIANCE EMERGING MARKET DEBT FUND o 29

----------------------------
GLOSSARY OF INVESTMENT TERMS
----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

bond

Bonds are issued by governments or corporations when they need to raise cash. Bonds are sold, or issued, to investors and have a maturity date, which is the date the issuer is obligated to repay the investor for the principal, or face amount, of the bond. Bonds also pay interest until maturity. Bonds are also called fixed-income securities.

credit rating

A bond rating that measures the quality and safety of a bond, based on the issuer's financial condition. In particular, an evaluation from a rating service indicating the probability that a debt issuer will be able to meet scheduled interest and principal repayments. Ratings typically range from AAA, which is the highest rating, to D, which is the lowest rating.

liquidity

The ability of an asset to be quickly converted into cash and without penalty.

sector

A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the economy, for example, the technology sector.


--------------------------------------------------------------------------------
30 o ALLIANCE EMERGING MARKET DEBT FUND

                                                                ----------------
                                                                ALLIANCE CAPITAL
                                                                ----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $455 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 41 of the FORTUNE 100 companies and public retirement funds in 43 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 640 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 12/31/01.


--------------------------------------------------------------------------------
                                         ALLIANCE EMERGING MARKET DEBT FUND o 31

--------------------------------
ALLIANCE CAPITAL AT YOUR SERVICE
--------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o    Automatic Reinvestment

     You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o    Automatic Investment Program

     Build your investment account by having money automatically transferred from your bank account on a regular basis.

o    Dividend Direction Plans

     You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

o    Auto Exchange

     You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o    Systematic Withdrawals

     Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o    E-Statements and Electronic Delivery

     Sign up to view your quarterly mutual fund, retirement or CollegeBoundfund(SM) account statements online, rather than wait to receive paper copies in the mail. You may also sign up for electronic delivery of your legal documents so you can receive your semi-annual and annual shareholder reports, prospectuses and prospectus supplements online. It's easy, convenient and saves you time and storage space. Sign up today at www.alliancecapital.com. Simply go to Individual Investor, U.S., Account Access.

o    A Choice of Purchase Plans

     Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o    Telephone Transaction

     Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o    Alliance Answer: 24-Hour Information

     For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o    The Alliance Advance

     A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Our Website at www.alliancecapital.com gives you a broad perspective of Alliance Capital. You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
32 o ALLIANCE EMERGING MARKET DEBT FUND

                                                              ------------------
                                                              BOARD OF DIRECTORS
                                                              ------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Wayne D. Lyski, President
Kathleen A. Corbet, Senior Vice President
Paul J. DeNoon, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

(1)  Member of the Audit Committee.


--------------------------------------------------------------------------------
                                         ALLIANCE EMERGING MARKET DEBT FUND o 33

--------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

U.S. Stock Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund
Technology Fund

Global & International Stock Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
The Korean Investment Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Taxable Bond Funds

Americas Government Income Trust**
Corporate Bond Portfolio
Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Tax-Exempt Bond Funds

National
Intermediate Diversified
Insured National
Arizona
California
Intermediate California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Intermediate New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.

* The Alliance Fund changed its name to Alliance Mid-Cap Growth Fund on February 1, 2002.

** Alliance North American Government Income Trust changed its name to Alliance Americas Government Income Trust on March 1, 2002.

*** Alliance Global Dollar Government Fund changed its name to Alliance Emerging Market Debt Fund on March 1, 2002.


--------------------------------------------------------------------------------
34 o ALLIANCE EMERGING MARKET DEBT FUND

NOTES


--------------------------------------------------------------------------------
                                         ALLIANCE EMERGING MARKET DEBT FUND o 35

NOTES


--------------------------------------------------------------------------------
36 o ALLIANCE EMERGING MARKET DEBT FUND

Alliance Emerging Market Debt Fund
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

GDGSR0202